UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 23, 2004

                                 B2DIGITAL, INC.

                               Formerly known as:

                        TELECOMMUNICATION PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)
     Delaware               0-11882                     84-0916299
(State  or  other   (Commission  File  Number)      (I.R.S.  Employer
jurisdiction  of                                   Identification  No.)
incorporation)

              9171 Wilshire Blvd., Suite B, Beverly Hills, CA 90210
               (Address of principal executive offices)(Zip Code)
       Registrant's telephone number, including area code: (310) 281-2571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.02  TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT

On  August  10,  2004,  B2Digital,  Inc.  and  Eagle  West  Communications, Inc.
terminated the Asset Purchase Agreement previously reported on July 23, 2004. As a result of the termination, we recovered the $100,000 in earnest money previously paid pursuant to the Agreement. The details of this Agreement and subsequent termination are as set forth in Item 2.01 below.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS (FORMERLY ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS)

On April 3, 2004, we ("Buyer") entered into an Asset Purchase Agreement with Eagle West Communications, Inc., a Nevada corporation ("Seller"),and Eagle West, LLC. ("Operator") (see Exhibit 2.1). The Operator owns certain cable television systems serving communities in Arizona, Nevada and New Mexico. The Seller entered into an asset purchase agreement to buy said assets from Operator. This Agreement would then offer those assets to the Buyer. Under the terms of the Agreement, we agreed to purchase all of the Seller's assets and properties used in connection with the operation of this business, with no assumption of liabilities. The terms of the Agreement required us to pay the purchase price for these assets, which is the sum of (a) $100,000, Earnest Money and (b) $1,600,000 upon closing.

On May 5, 2004, the bankruptcy court approved the Asset Purchase Agreement. On July 8, 2004, the Seller informed us that the Operator has not yet to date met all the terms and conditions of the contract including delivering assets free from liens and liabilities. We paid $100,000 in connection with the Agreement. On August 10, 2004, B2Digital, Inc. and Eagle West Communications Inc.
terminated  the  Agreement  and  we  recovered  the  $100,000  in earnest money.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS (FORMERLY ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS)

(a) Financial statements of businesses acquired; (b) Pro forma financial information:
Financial statements will not be provided as the Asset Purchase Agreement with Eagle West Communications, Inc. was terminated on August 10, 2004.

(c)  Exhibits:

2.1 Asset Purchase Agreement between the Registrant and Eagle West Communications, Inc. dated April 3, 2004. *

Previously  filed.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 B2DIGITAL, INC.

                         Date: November 17, 2004
                              /s/ Robert C. Russell
                          ----------------------------
                         Name: Robert C. Russell
                         Title: President